UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, DC  20549


                                FORM 8-K

                             CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported): March 30, 2007




                       Access Pharmaceuticals, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        Delaware                     0-9314                  83-0221517
------------------------    ------------------------    -------------------
(State of Incorporation)    (Commission File Number)    (I.R.S. Employer
                                                        Identification No.)


     2600 Stemmons Freeway, Suite 176, Dallas, Texas             75207
     -----------------------------------------------           ---------
        (Address of principal executive offices)               (Zip Code)


   Registrant's telephone number, including area code: (214) 905-5100
                                                       --------------

Item 1.01 Entry into a Material Definitive Agreement
          ------------------------------------------

On March 30, 2007, Access Pharmaceuticals, Inc. ("Access") and SCO Capital Partners LLC and affiliates ("SCO") agreed to extend the maturity date of an aggregate of $6,000,000 of 7.5% convertible notes to April 27, 2007 from March 31, 2007.

The notes are convertible into Access common stock at a fixed conversion rate of $1.10 per share, bear interest of 7.5% per annum and are secured by certain assets of Access. Each note may be converted at the option of the noteholder or Access under certain circumstances as set forth in the notes.

                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Access Pharmaceuticals, Inc.
                                                 (Registrant)

                                          By: /s/ Stephen B. Thompson
                                             ------------------
                                              Stephen B. Thompson
                                              Vice President and
                                              Chief Financial Officer

Dated April 2, 2007

                                  3